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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event Reported): March 1, 2002

                                  NETOPIA, INC.
        ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                              0-28450                           94-3033136
------------------------------       --------------------------------        ------------------------
(State or Other Jurisdiction             (Commission File Number)              (I.R.S. Employer
       of Incorporation)                                                      Identification Number)

                            2470 Mariner Square Loop
                            Alameda, California 94501
                                 (510) 814-5100
      ---------------------------------------------------------------------
      (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

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ITEM 5.  OTHER EVENTS.

     Effective March 1, 2002, Michael Trupiano will no longer serve as Senior Vice President and General Manager of Netopia, Inc., a Delaware corporation ("Netopia"). Mr. Trupiano will remain as a part time employee and special advisor to Netopia's President and Chief Executive Officer and to Netopia's Board of Directors.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NETOPIA, INC.


DATE:  March 4, 2002            By:    /s/ Alan B. Lefkof
                                       -----------------------------------------
                                           Alan B. Lefkof

                                           President and Chief Executive Officer
                                           (Principal Executive Officer)

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